RFMSI Mortgage Pass-Through Certificates

Series 2002-SA2

$496,999,100 (Approximate)

Publicly Offered Certificates

Residential Funding Mortgage Securities I, Inc.

Depositor

Residential Funding Corporation

Seller and Master Servicer

Preliminary Term Sheet Date Prepared: September [12], 2002

RFMSI Mortgage Pass-Through Certificates, Series 2002-SA2

$496,999,100 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Five Year Hybrid Adjustable Rate Residential Mortgage Loans
Class	Principal (1) Amount ($) (Approx.)	WAL (Yrs)(2)	Payment Window (Mths)(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody's
A-1	475,000,000	Not Offered Hereby		WAC (3)	Senior	AAA/ Aaa
R	100	N/A	N/A	WAC (3)	Senior/Residual	AAA/ Aaa
M-1	15,749,000	4.23/5.81	1-59/1-360	WAC (3)	Subordinate	AA/Aa2
M-2	4,000,000	4.23/5.81	1-59/1-360	WAC (3)	Subordinate	A/A2
M-3	2,250,000	4.23/5.81	1-59/1-360	WAC (3)	Subordinate	BBB/ Baa2
B-1	Privately Placed Certificates			WAC (3)	Subordinate	BB/ NR
B-2				WAC (3)	Subordinate	B/ NR
B-3				WAC (3)	Subordinate	NR/ NR
Total	$496,999,100

  The Certificates (as described herein) are collateralized primarily by five year hybrid adjustable rate, first-lien residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

  All Classes of Certificates are subject to a 10% optional termination as described herein. The WAL and Payment Window on the Class A-1, Class M-1, Class M-2 and Class M-3 Certificates are shown to the Weighted Average Roll Date and to maturity. See "Pricing Prepayment Speed" herein.

  The Certificate Interest Rate for each of the Certificates will be equal to the Net WAC of the Mortgage Loans.

Depositor: Residential Funding Mortgage Securities I, Inc.

Seller and

Master Servicer: Residential Funding Corporation.

Underwriter: Greenwich Capital Markets, Inc.

Trustee: Bank One, National Association.

Rating Agencies: Standard and Poor's, a division of The McGraw Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") will rate the Offered Certificates.

Statistical Calculation

Date: September 1, 2002.

Cut-off Date: September 1, 2002.

Pricing Date: On or about September [13], 2002.

Closing Date: On or about September 27, 2002.

Settlement Date: The "Settlement Date" for the Offered Certificates (other than the Class A-1 Certificates) will be September 27, 2002.

Distribution Date: Beginning on October 25, 2002 and thereafter on the 25th of each month or, if such day is not a business day, the next business day.

Certificates: The "Senior Certificates" will consist of the Class A-1 Certificates and the Class R Certificates.

The "Subordinate Certificates" will consist of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates. The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates". Only the Senior Certificates and the Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Offered Certificates") are being offered publicly.

Registration: The Offered Certificates (except for the Class R Certificate) will be made available in book-entry form through DTC. The Class R Certificate will be made available in registered physical form.

Federal Tax Treatment: It is anticipated that the Offered Certificates (except for the Class R Certificate) will be treated as REMIC regular interests for tax purposes. The Class R Certificate will represent ownership of a REMIC residual interest for tax purposes.

ERISA Eligibility: The Offered Certificates (except for the Class R Certificate) are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Treatment: Senior Certificates and the Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the trust and the Certificates at the option of the Master Servicer once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Termination Date").

Pricing Prepayment

Speed: The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Weighted Average

Roll Date: The Distribution Date in August 2007.

Mortgage Loans: As of the Statistical Calculation Date, the aggregate principal balance of the mortgage loans described herein was approximately $360,816,951 (the "Statistical Calculation Mortgage Loans"). Approximately 9.08% of the Statistical Calculation Mortgage Loans are required to make payments of interest only for the first 60 months following origination. Approximately [6.00]% of the Statistical Calculation Mortgage Loans were originated with exceptions to the underwriting guidelines of Residential Funding Corporation's Jumbo A program. For further information regarding the Statistical Calculation Mortgage Loans, please see the attached collateral description. On or prior to the Closing Date, additional mortgage loans having similar characteristics to the Statistical Calculation Mortgage Loans will be added to the trust (the "Additional Mortgage Loans", and together with the Statistical Calculation Mortgage Loans, the "Mortgage Loans") resulting in an aggregate principal balance for the Mortgage Loans of approximately $500,000,000 as of the Cut-off Date.

Accrued Interest: The price to be paid by investors for the Offered Certificates (other than the Class A-1 Certificates) will include accrued interest from the Cut-off Date up to, but not including, the Settlement Date (26 days).

Interest Accrual Period: The interest accrual period with respect to the Offered Certificates and any Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is preliminary and subject to final rating agency approval.

Credit enhancement for the Class A-1 Certificates will consist of the subordination of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [5.00]% total subordination.

Credit enhancement for the Class M-1 Certificates will consist of the subordination of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.85]% total subordination.

Credit enhancement for the Class M-2 Certificates will consist of the subordination of the Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, initially [1.05]% total subordination.

Credit enhancement for the Class M-3 Certificates will consist of the subordination of the Class B-1, Class B-2 and Class B-3 Certificates, initially [0.60]% total subordination.

Shifting Interest: The Senior Certificates and the Subordinate Certificates will receive their pro-rata share of scheduled principal, to the extent of available funds, as described in "Certificates Priority of Distributions" herein. Until the first Distribution Date occurring after September 2007, the Subordinate Certificates will be locked out from receipt of any unscheduled principal prepayments (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled (subject to the collateral performance triggers described in the prospectus supplement) prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal prepayments. The prepayment percentages on the Subordinate Certificates are as follows:

October 2002 - September 2007 0% Pro Rata Share

October 2007 - September 2008 30% Pro Rata Share

October 2008 - September 2009 40% Pro Rata Share

October 2009 - September 2010 60% Pro Rata Share

October 2010 - September 2011 80% Pro Rata Share

October 2011 and after 100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement percentage supported by the Subordinate Certificates doubles (from the initial credit enhancement percentage), all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the collateral performance triggers described in the prospectus supplement). However, if the credit enhancement percentage supported by the Subordinate Certificates has doubled prior to the 37th Distribution Date (subject to the collateral performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to 100% of their pro-rata share of scheduled principal but only 50% of their pro-rata share of unscheduled principal prepayments until the 37th Distribution Date.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the applicable current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of

Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Class B-1, Class B-2 and Class B-3 Certificates in reverse order of their numerical class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class M-1, Class M-2 and Class M-3 Certificates in reverse order of their numerical class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the Class A-1 Certificates until the class principal balance thereof has been reduced to zero.

Excess losses will be allocated to the principal balance of each class of Certificates on a pro-rata basis.

Certificates Priority

of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

    Senior Certificates, on a pro-rata basis, accrued and unpaid interest at the related Certificate Interest Rate.

    Class R Certificates, principal, until the principal balance thereof is reduced to zero.

    Class A-1 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

    Class M-1 Certificates, accrued and unpaid interest at the related Class M-1 Certificate Interest Rate.

    Class M-1 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

    Class M-2 Certificates, accrued and unpaid interest at the related Class M-2 Certificate Interest Rate.

    Class M-2 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

    Class M-3 Certificates, accrued and unpaid interest at the related Class M-3 Certificate Interest Rate.

    Class M-3 Certificates, principal allocable to such class, until the principal balance thereof has been reduced to zero.

    Class B-1, Class B-2 and Class B-3 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal, in each case until the principal balance thereof has been reduced to zero.

    Class R Certificates, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Yield Tables (%)

Class M-1 Certificates to Weighted Average Roll Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
102-22+	4.996	4.962	4.920	4.877	4.763
WAL (yr)	4.76	4.49	4.23	3.99	3.48
MDUR (yr)	4.08	3.88	3.67	3.48	3.08
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	08/25/07	08/25/07	08/25/07	08/25/07	08/25/07

Class M-1 Certificates to Maturity Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
102-22+	4.507	4.696	4.729	4.740	4.699
WAL (yr)	12.20	7.01	5.81	5.04	3.93
MDUR (yr)	8.44	5.46	4.70	4.18	3.38
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	09/25/32	09/25/32	09/25/32	09/25/32	09/25/32

Class M-2 Certificates to Weighted Average Roll Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-30+	5.175	5.150	5.119	5.087	5.001
WAL (yr)	4.76	4.49	4.23	3.99	3.48
MDUR (yr)	4.08	3.87	3.66	3.48	3.07
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	08/25/07	08/25/07	08/25/07	08/25/07	08/25/07

Class M-2 Certificates to Maturity Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
101-30+	4.594	4.830	4.885	4.915	4.915
WAL (yr)	12.20	7.01	5.81	5.04	3.93
MDUR (yr)	8.40	5.44	4.68	4.16	3.37
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	09/25/32	09/25/32	09/25/32	09/25/32	09/25/32

Class M-3 Certificates to Weighted Average Roll Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-26+	5.447	5.436	5.421	5.405	5.362
WAL (yr)	4.76	4.49	4.23	3.99	3.48
MDUR (yr)	4.07	3.86	3.65	3.47	3.06
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	08/25/07	08/25/07	08/25/07	08/25/07	08/25/07

Class M-3 Certificates to Maturity Date
Flat
Price	10% CPR	20% CPR	25% CPR	30% CPR	40% CPR
100-26+	4.726	5.034	5.122	5.181	5.244
WAL (yr)	12.20	7.01	5.81	5.04	3.93
MDUR (yr)	8.36	5.41	4.65	4.14	3.35
First Prin Pay	10/25/02	10/25/02	10/25/02	10/25/02	10/25/02
Last Prin Pay	09/25/32	09/25/32	09/25/32	09/25/32	09/25/32
Statistical Calculation Mortgage Loan Statistics Scheduled Balances as of the Statistical Calculation Date

Aggregate Current Balance	360,816,951
Number Of Loans	856

			Minimum	Maximum
Average Original Mortgage Loan Balance	$422,375		$60,000	$1,000,000

Weighted Average Mortgage Rate	6.092%		5.000	7.125%
Weighted Average Net Mortgage Rate	5.792%		4.700	6.825%

Weighted Average Note Margin	2.503%		2.000	5.000%
Weighted Average Maximum Mortgage Rate	11.107%		10.000	12.875%
Weighted Average First Rate Cap	4.899%		1.000	5.000%
Weighted Average Periodic Rate Cap	1.940%		1.000	2.000%

Weighted Average Original LTV Ratio	69.10%		11.00	95.00%

Weighted Average Credit Score	738		601	813

Weighted Average Original Term	360	months	360	360	months
Weighted Average Remaining Term	358	months	345	360	months

Weighted Average Months To Roll	58	months	45	60	months

Top State Concentrations ($)	51.64 % California, 7.35 % Virginia, 6.60 % Washington
Maximum Zip Code Concentration ($)	1.28% 94025

First Pay Date			Jul 01, 2001	Oct 01, 2002
Maturity Date			Jun 01, 2031	Sep 01, 2032

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1 Year LIBOR	437	$172,156,970.56	47.71%
1 Year CMT	370	167,037,423.00	46.29
6 Month LIBOR	49	21,622,557.72	5.99
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Delinquency Status	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Current	856	$360,816,951.28	100.00%
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Mortgage Loan Balance ($)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
60,000- 100,000	5	$450,970.51	0.12%
100,001- 200,000	56	8,693,292.64	2.41
200,001- 300,000	60	15,511,131.33	4.30
300,001- 400,000	364	129,759,565.84	35.96
400,001- 500,000	188	84,630,513.54	23.46
500,001- 600,000	79	43,586,312.46	12.08
600,001- 700,000	52	33,442,931.03	9.27
700,001- 800,000	18	13,421,815.53	3.72
800,001- 900,000	15	12,850,564.21	3.56
900,001- 1,000,000	19	18,469,854.19	5.12
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Mortgage Rates (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
5.000-5.124	1	$336,000.00	0.09%
5.125-5.249	2	502,622.50	0.14
5.250-5.374	4	1,509,673.10	0.42
5.375-5.499	15	5,375,864.25	1.49
5.500-5.624	33	12,763,621.72	3.54
5.625-5.749	61	25,230,060.53	6.99
5.750-5.874	113	45,016,775.91	12.48
5.875-5.999	110	44,430,756.43	12.31
6.000-6.124	92	38,004,448.10	10.53
6.125-6.249	95	42,496,624.36	11.78
6.250-6.374	97	43,033,382.96	11.93
6.375-6.499	69	29,392,122.92	8.15
6.500-6.624	76	33,911,950.25	9.40
6.625-6.749	47	20,544,613.57	5.69
6.750-6.874	33	15,098,147.71	4.18
6.875-6.999	6	2,335,822.73	0.65
7.000-7.124	1	482,802.86	0.13
7.125-7.125	1	351,661.38	0.10
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Net Mortgage Rate (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
4.700-4.999	7	$2,348,295.60	0.65%
5.000-5.499	222	88,386,322.41	24.50
5.500-5.999	394	167,965,211.85	46.55
6.000-6.499	225	98,946,834.45	27.42
6.500-6.825	8	3,170,286.97	0.88
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Note Margin (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
2.000	1	$303,901.69	0.08%
2.250	446	179,657,792.35	49.79
2.625	1	397,000.00	0.11
2.750	406	179,670,116.78	49.80
2.875	1	432,267.26	0.12
5.000	1	355,873.20	0.10
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Mortgage Rate (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
10.000- 10.999	329	$130,196,043.48	36.08%
11.000- 11.999	521	228,703,550.91	63.38
12.000- 12.875	6	1,917,356.89	0.53
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1.000	1	$343,556.86	0.10%
2.000	24	10,771,817.19	2.99
3.000	2	1,341,868.51	0.37
5.000	829	348,359,708.72	96.55
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
1.000	49	$21,626,765.27	5.99%
2.000	807	339,190,186.01	94.01
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Interest Rate Adjustment Date	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
June 2006	1	$325,351.48	0.09%
September 2006	1	358,007.33	0.10
October 2006	1	832,152.65	0.23
November 2006	5	2,408,894.32	0.67
December 2006	5	2,943,513.19	0.82
January 2007	2	647,458.55	0.18
February 2007	4	1,536,915.59	0.43
March 2007	8	4,229,524.53	1.17
April 2007	20	8,135,439.75	2.25
May 2007	21	9,060,353.49	2.51
June 2007	248	109,141,305.13	30.25
July 2007	215	94,863,049.63	26.29
August 2007	248	94,649,770.64	26.23
September 2007	77	31,685,215.00	8.78
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV Ratio (%)	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
0.01 -50.00	79	$33,717,568.94	9.34%
50.01-55.00	44	20,034,745.34	5.55
55.01-60.00	69	32,436,956.58	8.99
60.01-65.00	64	30,179,734.34	8.36
65.01-70.00	97	47,836,888.10	13.26
70.01-75.00	124	51,243,465.15	14.20
75.01-80.00	359	139,093,275.69	38.55
80.01-85.00	5	1,823,784.00	0.51
85.01-90.00	13	3,929,755.83	1.09
90.01-95.00	2	520,777.31	0.14
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Credit Score Range	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
601- 619	1	$353,647.59	0.10%
620- 639	14	5,968,416.87	1.65
640- 659	31	12,174,475.21	3.37
660- 679	49	18,802,497.67	5.21
680- 699	78	33,768,870.04	9.36
700- 719	113	46,756,840.15	12.96
720- 739	114	47,491,715.40	13.16
740- 759	141	59,963,198.90	16.62
760- 779	177	71,815,826.70	19.90
780- 799	118	55,085,353.16	15.27
800 or greater	20	8,636,109.59	2.39
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Amortization Type	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Fully Amortizing	779	$328,050,560.08	90.92%
Interest Only	77	32,766,391.20	9.08
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Documentation Type	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Full Documentation	735	$309,571,718.45	85.80%
Reduced Documentation	121	51,245,232.83	14.20
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Rate/Term Refinance	414	$176,132,988.37	48.82%
Purchase	327	137,474,179.57	38.10
Equity Refinance	115	47,209,783.34	13.08
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy Type	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Primary Residence	844	$356,217,286.43	98.73%
Second/Vacation	12	4,599,664.85	1.27
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
Single-Family Detached	579	$250,295,384.98	69.37%
Planned Unit Developments (Detached)	206	85,116,080.87	23.59
Condo Low-Rise (Less Than 5 Stories)	37	13,854,093.76	3.84
Planned Unit Developments (Attached)	21	6,573,005.83	1.82
Townhouse	7	2,539,921.76	0.70
Two To Four Family Units	5	2,100,687.61	0.58
Modular	1	337,776.47	0.09
Total	856	$360,816,951.28	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State	Mortgage Loans	the Stat Calc Date	the Stat Calc Date
California	430	$186,320,360.57	51.64%
Virginia	64	26,505,431.72	7.35
Washington	54	23,802,079.72	6.60
Maryland	42	17,527,506.61	4.86
Michigan	36	14,654,868.62	4.06
Illinois	26	12,124,681.04	3.36
Arizona	28	11,577,693.72	3.21
All Others (30) + District of Columbia	176	68,304,329.28	18.93
Total	856	$360,816,951.28	100.00%